Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Twelve Months Ended
	December 31,
	2012	2011	Change
Interest income	$1,004,140	1,141,756	(12.1)%
Interest expense	150,023	217,602	(31.1)

Net interest income	854,117	924,154	(7.6)
Provision for loan losses	320,369	418,795	(23.5)

Net interest income after provision for loan losses	533,748	505,359	5.6

Non-interest income:
Service charges on deposit accounts	78,203	78,770	(0.7)
Fiduciary and asset management fees	42,503	45,809	(7.2)
Brokerage revenue	26,913	26,006	3.5
Mortgage banking income	32,272	20,316	58.9
Bankcard fees	34,075	41,493	(17.9)
Investment securities gains, net	39,142	75,007	(47.8)
Other fee income	21,138	19,953	5.9
Increase (decrease) in fair value of private equity investments, net	8,233	(1,118)	nm
Other non-interest income	31,487	32,638	(3.5)

Total non-interest income	313,966	338,874	(7.4)

Non-interest expense:
Salaries and other personnel expense	375,872	371,546	1.2
Net occupancy and equipment expense	105,575	114,037	(7.4)
FDIC insurance and other regulatory fees	45,408	59,063	(23.1)
Foreclosed real estate expense, net	90,655	133,570	(32.1)
Losses (gains) on other loans held for sale, net	4,681	(2,737)	nm
Professional fees	41,307	40,585	1.8
Data processing expense	33,440	35,757	(6.5)
Visa indemnification charges	6,304	6,038	4.4
Restructuring charges	5,412	30,665	(82.4)
Other operating expenses	107,583	115,241	(6.6)

Total non-interest expense	816,237	903,765	(9.7)

Income (loss) before income taxes	31,477	(59,532)	nm
Income tax (benefit) expense	(802,188)	1,312	nm

Net income (loss)	833,665	(60,844)	nm
Net loss attributable to non-controlling interest	—	(220)	nm

Net income (loss) available to controlling interest	833,665	(60,624)	nm

Dividends and accretion of discount on preferred stock	58,703	58,088	1.1

Net income (loss) available to common shareholders	$774,962	(118,712)	nm

Basic EPS
Net income (loss) available to common shareholders	0.99	(0.15)	nm
Diluted EPS
Net income (loss) available to common shareholders	0.85	(0.15)	nm
Cash dividends declared per common share	0.04	0.04	—
Return on average assets	3.16%	(0.21)	nm
Return on average common equity	40.65	(6.04)	nm
Average common shares outstanding - basic	786,466	785,272	0.2%
Average common shares outstanding - diluted	910,102	785,272	nm

nm - not meaningful

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	2012				2011	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	’12 vs. ’11 Change
Interest income	$240,000	247,676	253,809	262,654	273,303	(12.2)%
Interest expense	32,544	35,331	40,453	41,695	46,147	(29.5)

Net interest income	207,456	212,345	213,356	220,959	227,156	(8.7)
Provision for loan losses	146,526	63,572	44,222	66,049	54,565	168.5

Net interest income after provision for loan losses	60,930	148,773	169,134	154,910	172,591	(64.7)

Non-interest income:
Service charges on deposit accounts	20,883	20,404	18,684	18,231	19,175	8.9
Fiduciary and asset management fees	10,537	10,340	10,792	10,835	10,763	(2.1)
Brokerage revenue	7,127	6,844	6,295	6,647	6,939	2.7
Mortgage banking income	9,025	9,261	7,983	6,003	4,847	86.2
Bankcard fees	10,137	7,866	8,493	7,579	7,150	41.8
Investment securities gains, net	8,233	6,656	4,170	20,083	10,337	(20.4)
Other fee income	6,211	5,276	4,951	4,700	4,310	44.1
Increase (decrease) in fair value of private equity investments, net	1,805	(944)	7,279	93	(177)	nm
Other non-interest income	6,159	7,530	7,830	9,968	10,126	(39.2)

Total non-interest income	80,117	73,233	76,477	84,139	73,470	9.0

Non-interest expense:
Salaries and other personnel expense	94,901	93,177	95,173	92,622	93,115	1.9
Net occupancy and equipment expense	26,063	26,647	26,159	26,706	27,338	(4.7)
FDIC insurance and other regulatory fees	8,237	9,205	13,302	14,663	13,238	(37.8)
Foreclosed real estate expense, net	34,978	11,997	20,708	22,972	31,853	9.8
Losses (gains) on other loans held for sale, net	675	4,104	(1,058)	959	(145)	nm
Professional fees	12,037	10,074	9,929	9,267	10,321	16.6
Data processing expense	8,420	8,284	8,712	8,024	8,532	(1.3)
Visa indemnification charges	757	833	1,734	2,979	5,942	(87.3)
Restructuring charges	1,969	1,192	1,393	858	639	208.1
Other operating expenses	25,309	25,979	32,212	24,083	28,249	(10.4)

Total non-interest expense	213,346	191,492	208,264	203,133	219,082	(2.6)

(Loss) income before income taxes	(72,299)	30,514	37,347	35,916	26,979	nm
Income tax benefit	(799,795)	(211)	(2,105)	(77)	(378)	nm

Net income	727,496	30,725	39,452	35,993	27,357	nm
Dividends and accretion of discount on preferred stock	14,736	14,695	14,649	14,624	14,578	1.1

Net income available to common shareholders	$712,760	16,030	24,803	21,369	12,779	nm

Basic EPS
Net income available to common shareholders	0.91	0.02	0.03	0.03	0.02	nm

Diluted EPS
Net income available to common shareholders	0.78	0.02	0.03	0.02	0.01	nm
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—

Return on average assets *	11.19%	0.47%	0.59%	0.53%	0.39	nm
Return on average common equity *	150.19	3.30	5.23	4.49	2.66	nm

Average common shares outstanding - basic	786,576	786,576	786,576	786,135	785,289	0.2%
Average common shares outstanding - diluted	911,251	910,396	909,761	908,986	911,253	(0.0)

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	December 31, 2012	September 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$614,630	454,028	510,423
Interest bearing funds with Federal Reserve Bank	1,498,390	815,156	1,567,006
Interest earning deposits with banks	23,442	27,215	13,590
Federal funds sold and securities purchased under resale agreements	113,517	116,318	158,916
Trading account assets, at fair value	11,102	5,953	16,866
Mortgage loans held for sale, at fair value	212,663	246,224	161,509
Other loans held for sale	10,690	11,254	30,156
Investment securities available for sale, at fair value	2,981,112	3,229,440	3,690,125
Loans, net of deferred fees and costs	19,541,690	19,731,865	20,079,813
Allowance for loan losses	(373,405)	(420,404)	(536,494)

Loans, net	19,168,285	19,311,461	19,543,319

Premises and equipment, net	479,546	475,222	486,923
Goodwill	24,431	24,431	24,431
Other intangible assets, net	5,149	5,895	8,525
Other real estate	150,271	189,182	204,232
Net deferred income tax asset	810,144	1,985	2,138
Other assets	660,096	850,880	744,686

Total assets	$26,763,468	25,764,644	27,162,845

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,665,527	5,503,288	5,366,868
Interest bearing deposits, excluding brokered deposits	14,298,768	14,423,583	15,261,710
Brokered deposits	1,092,749	919,959	1,783,174

Total deposits	21,057,044	20,846,830	22,411,752
Federal funds purchased and securities sold under repurchase agreements	201,243	165,865	313,757
Long-term debt	1,726,455	1,654,183	1,364,727
Other liabilities	205,839	222,066	245,157

Total liabilities	23,190,581	22,888,944	24,335,393

Equity:
Shareholders’ equity:
Series A Preferred Stock, no par value (1)	957,327	954,690	947,017
Common stock, par value $1.00 (2)	792,273	792,269	790,989
Additional paid-in capital	2,189,874	2,202,903	2,241,171
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	4,101	16,156	21,093
Accumulated deficit	(256,512)	(976,142)	(1,058,642)

Total shareholders’ equity	3,572,887	2,875,700	2,827,452
Total liabilities and shareholders’ equity	$26,763,468	25,764,644	27,162,845

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 786,579,240; 786,575,516; and 785,295,428 at December 31, 2012, September 30, 2012, and December 31, 2011, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2012				2011
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,069,000	3,495,838	3,539,376	3,577,026	3,647,459
Yield	1.62%	1.67	2.11	2.35	2.59
Tax-exempt investment securities (2) (4)	$17,377	19,503	21,408	23,559	25,566
Yield (taxable equivalent)	6.59%	6.47	6.40	6.36	6.57
Trading account assets	$9,600	12,343	13,647	14,975	19,107
Yield	8.04%	8.27	6.93	7.47	4.87
Commercial loans (3) (4)	$15,692,588	15,691,881	15,941,719	16,144,615	16,276,207
Yield	4.48%	4.63	4.67	4.76	4.82
Consumer loans (3)	$3,992,986	3,940,000	3,896,941	3,866,084	3,871,393
Yield	4.77%	4.80	4.87	4.95	4.95
Allowance for loan losses	$(405,237)	(446,495)	(498,419)	(529,669)	(587,956)

Loans, net (3)	$19,280,337	19,185,386	19,340,241	19,481,030	19,559,644
Yield	4.65%	4.79	4.85	4.94	5.01
Mortgage loans held for sale	$208,839	175,199	90,499	112,040	161,632
Yield	3.72%	4.03	4.99	4.88	4.58
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,366,422	1,215,743	1,668,814	1,830,295	2,221,728
Yield	0.24%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$66,630	53,239	63,665	78,100	84,171
Yield	2.03%	1.87	1.85	1.43	0.93

Total interest earning assets	$24,018,205	24,157,251	24,737,650	25,117,025	25,719,307
Yield	3.99%	4.09	4.14	4.22	4.23

Interest Bearing Liabilities
Interest bearing demand deposits	$3,872,025	3,344,561	3,404,540	3,540,327	3,457,677
Rate	0.18%	0.19	0.22	0.25	0.26
Money market accounts	$6,251,374	6,751,607	6,769,037	6,755,769	6,697,334
Rate	0.33%	0.33	0.42	0.49	0.57
Savings deposits	$558,726	557,086	557,149	534,118	516,520
Rate	0.10%	0.10	0.11	0.12	0.12
Time deposits under $100,000	$1,648,554	1,763,864	1,868,348	1,967,084	2,062,171
Rate	0.74%	0.85	0.97	1.08	1.17
Time deposits over $100,000	$2,015,582	2,176,488	2,336,496	2,480,044	2,710,893
Rate	0.99%	1.11	1.23	1.33	1.40
Brokered money market accounts	$180,216	186,336	222,916	223,113	236,973
Rate	0.34%	0.33	0.33	0.28	0.27
Brokered time deposits	$800,434	820,908	1,036,521	1,346,868	1,689,538
Rate	1.42%	1.83	1.94	1.89	1.87

Total interest bearing deposits	$15,326,911	15,600,850	16,195,007	16,847,323	17,371,106
Rate	0.47%	0.54	0.64	0.73	0.82
Federal funds purchased and other short-term liabilities	$266,431	350,183	368,984	296,018	329,343
Rate	0.16%	0.17	0.18	0.24	0.26
Long-term debt	$1,740,588	1,372,741	1,326,239	1,386,324	1,443,825
Rate	3.27%	4.09	4.34	3.19	2.78

Total interest bearing liabilities	$17,333,930	17,323,774	17,890,230	18,529,665	19,144,274
Rate	0.75%	0.81	0.91	0.90	0.96

Non-interest bearing demand deposits	$5,466,312	5,560,827	5,606,352	5,397,964	5,413,322

Net interest margin	3.45%	3.51	3.48	3.55	3.52

Taxable equivalent adjustment	$766	761	780	798	844

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	December 31, 2012
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$796,110	4.1%	$8,129	1.5%
Hotels	655,263	3.3	4,902	0.9
Office Buildings	773,881	4.0	4,855	0.9
Shopping Centers	896,869	4.6	9,373	1.7
Commercial Development	226,513	1.2	51,462	9.5
Warehouses	538,157	2.7	2,898	0.5
Other Investment Property	489,325	2.5	10,248	1.9

Total Investment Properties	4,376,118	22.4	91,867	16.9

1-4 Family Construction	130,841	0.7	7,633	1.4
1-4 Family Investment Mortgage	865,801	4.4	26,985	5.0
Residential Development	282,463	1.4	37,960	7.0

Total 1-4 Family Properties	1,279,105	6.5	72,578	13.4

Land Acquisition	794,229	4.1	191,475	35.2

Total Commercial Real Estate	6,449,452	33.0	355,920	65.5

Commercial , Financial, and Agricultural	5,301,134	27.1	79,575	14.6
Owner-Occupied Real Estate	3,800,380	19.4	43,386	8.0

Total Commercial & Industrial	9,101,514	46.5	122,961	22.6
Home Equity Lines	1,542,397	7.9	16,741	3.1
Consumer Mortgages	1,394,248	7.1	38,630	7.1
Credit Cards	263,561	1.3	—	—
Other Retail Loans	810,891	4.2	9,081	1.7

Total Retail	4,011,097	20.5	64,452	11.9
Unearned Income	(20,373)	nm	—	nm

Total	$19,541,690	100.0%	$543,333	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		4Q12 vs. 3Q12		4Q12 vs. 4Q11
Loan Type	December 31, 2012	September 30, 2012	% change (1)	December 31, 2011	% change
Multi-Family	$796,110	759,500	19.2%	$785,672	1.3%
Hotels	655,263	689,196	(19.6)	791,444	(17.2)
Office Buildings	773,881	772,961	0.5	775,671	(0.2)
Shopping Centers	896,869	918,224	(9.3)	979,288	(8.4)
Commercial Development	226,513	279,585	(75.5)	286,954	(21.1)
Warehouses	538,157	508,770	23.0	489,086	10.0
Other Investment Property	489,325	474,228	12.7	449,198	8.9

Total Investment Properties	4,376,118	4,402,464	(2.4)	4,557,313	(4.0)

1-4 Family Construction	130,841	152,598	(56.7)	199,088	(34.3)
1-4 Family Investment Mortgage	865,801	906,744	(18.0)	976,552	(11.3)
Residential Development	282,463	367,908	(92.4)	442,844	(36.2)

Total 1-4 Family Properties	1,279,105	1,427,250	(41.3)	1,618,484	(21.0)

Land Acquisition	794,229	909,420	(50.4)	1,094,821	(27.5)

Total Commercial Real Estate	6,449,452	6,739,134	(17.1)	7,270,618	(11.3)

Commercial , Financial, and Agricultural	5,301,134	5,163,546	10.6	5,088,420	4.2
Owner-Occupied Real Estate	3,800,380	3,877,578	(7.9)	3,852,854	(1.4)

Total Commercial & Industrial	9,101,514	9,041,124	2.7	8,941,274	1.8
Home Equity Lines	1,542,397	1,572,986	(7.7)	1,619,585	(4.8)
Consumer Mortgages	1,394,248	1,399,432	(1.5)	1,411,749	(1.2)
Credit Cards	263,561	257,922	8.7	273,098	(3.5)
Other Retail Loans	810,891	738,320	39.1	575,475	40.9

Total Retail	4,011,097	3,968,660	4.3	3,879,907	3.4
Unearned Income	(20,373)	(17,053)	77.5	(11,986)	70.0

Total	$19,541,690	19,731,865	(3.8)%	$20,079,813	(2.7)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2012		2011			4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	’12 vs. ’11 Change
Non-performing Loans	$543,333	700,204	755,161	836,039	883,021	(38.5)%
Other Loans Held for Sale (1)	9,455	10,019	31,306	18,317	30,156	(68.6)
Other Real Estate	150,271	189,182	174,941	201,429	204,232	(26.4)
Non-performing Assets	703,059	899,405	961,408	1,055,785	1,117,409	(37.1)
Allowance for Loan Losses	373,405	420,404	453,325	507,794	536,494	(30.4)
Net Charge-Offs - Quarter	193,525	96,493	98,691	94,749	113,454	70.6
Net Charge-Offs / Average Loans - Quarter (2)	3.94%	1.97	1.99	1.90	2.26
Non-performing Loans / Loans	2.78	3.55	3.84	4.21	4.40
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	3.57	4.51	4.83	5.26	5.50
Allowance / Loans	1.91	2.13	2.30	2.56	2.67
Allowance / Non-performing Loans	68.72	60.04	60.03	60.74	60.76
Allowance / Non-performing Loans (3)	93.58	131.56	136.94	128.32	124.04
Past Due Loans over 90 days and Still Accruing	$6,811	8,972	5,863	8,388	14,521	(53.1)%
As a Percentage of Loans Outstanding	0.03%	0.05	0.03	0.04	0.07
Total Past Dues Loans and Still Accruing	$104,825	108,633	91,962	144,794	149,442	(29.9)
As a Percentage of Loans Outstanding	0.54%	0.55	0.47	0.73	0.74
Accruing troubled debt restructurings (TDRs)	$674,527	698,847	687,396	651,239	668,472	0.9

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	December 31, 2012	December 31, 2011
Tier 1 Capital	$2,831,960	2,780,774
Total Risk-Based Capital	3,460,710	3,544,089
Tier 1 Capital Ratio	13.24%	12.94
Tier 1 Common Equity Ratio	8.72	8.49
Total Risk-Based Capital Ratio	16.18	16.49
Tier 1 Leverage Ratio	11.00	10.08
Common Equity as a Percentage of Total Assets (2)	9.77	6.92
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.67	6.81
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.09	8.60
Book Value Per Common Share (4) (5)	2.99	2.06
Tangible Book Value Per Common Share (3) (5)	2.96	2.02

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Series A Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Series A Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).